SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
        Date of Report (Date of earliest event reported) June 30, 1998

                       First Washington Realty Trust, Inc.
                       ___________________________________

             (Exact name of registrant as specified in its charter)


                   Maryland              0-25230          52-1879972
         ____________________________ _____________ ___________________

         (State or other jurisdiction (Commission      (IRS Employer
          of incorporation)           File Number)   Identification No.)

          4350 East-West Highway, Suite 400, Bethesda, Maryland      20814
          _____________________________________________________      _____

                (Address of principal executive offices)           (Zip Code)

        Registrant's telephone number including area code:     301-907-7800
                                                               ____________

                       FIRST WASHINGTON REALTY TRUST, INC.
        ________________________________________________________________

                       SUPPLEMENTAL FINANCIAL INFORMATION
                      FOR THE QUARTER ENDED JUNE 30, 1998

                               TABLE OF CONTENTS

     PRESS RELEASE..........................................................1

     BALANCE SHEET..........................................................3

     STATEMENT OF OPERATIONS................................................4

     QUARTERLY HISTORY OF NET INCOME AND FFO................................5

     KEY STATISTICS.........................................................6

     FUNDS FROM OPERATIONS AND CAPITAL EXPENDITURES RECONCILIATIONS.........7

     ANALYSIS OF OUTSTANDING DEBT...........................................8

     CAPITALIZATION TABLE..................................................10

     RECENT ACQUISITIONS...................................................11

     PROPERTY TABLE........................................................12

     TENANT INFORMATION....................................................14

     LEASE EXPIRATION TABLE................................................15

     INVESTOR INFORMATION..................................................16


        ________________________________________________________________

                       4350 East-West Highway, Suite 400
                            Bethesda, Maryland 20814
                                  301-907-7800

                      FIRST WASHINGTON REALTY TRUST, INC.
                                    ANNOUNCES
                        SECOND QUARTER OPERATING RESULTS

               REIT Continues to Post Sharp Increases in Earnings

     BETHESDA,  MD, July 27, 1998 -- First Washington  Realty Trust, Inc. (NYSE:
FRW; FRW Pr) today announced second quarter operating results.

     For the quarter ended June 30, 1998, funds from operations (FFO), a standard measure of operating performance for real estate investment trusts, on a fully converted basis, increased 50.0% to $8.1 million as compared to $5.4 million for the second quarter of 1997. On a per share basis, FFO increased 10.0% to $0.55 as compared to $0.50 for the same period last year. Total revenues for the second quarter increased 40.3% to $18.1 million as compared to $12.9 million for the second quarter of 1997. Net income for the second quarter, on a fully converted basis, increased 43.2% to $13.6 million, or $0.29 per share, from $9.5 million, or $0.17 per share, for the same period last year.

     In addition, for the first six months of 1998, the Company reported substantial increases over the same period in 1997 in its overall financial performance: FFO increased 46.7% to $15.7 million from $10.7 million; total revenues increased 38.1% to $34.8 million from $25.2 million; and net income, on a fully converted basis, increased 175.8% to $9.1 million ($0.68 per share) from $3.3 million ($0.35 per share).

     Stuart D. Halpert, Chairman, commented: "The sharp increases in earnings and revenues result from continued strength in the Company's operating performance, including a high level of occupancy and an increase in rental rates throughout our portfolio, the completion of a number of renovations and expansions to our existing properties, and the acquisition of several new shopping centers over the last 18 months. We are particularly pleased with the soundness of our portfolio and our sustained growth in earnings." Since January 1, 1997, First Washington has acquired 14 new neighborhood shopping centers for a total investment of over $150 million. As of June 30, 1998, First Washington's portfolio was 96% occupied.

     The Board of Directors has declared a quarterly distribution of $0.6094 per share for the preferred shareholders for the period May 16, 1998, through August 15, 1998, and a quarterly distribution of $0.4875 per share to common shareholders. The distributions are payable on August 15, 1998, to shareholders of record as of August 1, 1998.

     First Washington Realty Trust, Inc. is a publicly-traded real estate investment trust which owns and operates 52 investment properties. The common stock of the Company is listed on the NYSE under the symbol "FRW". The Company plans to continue its strategy to selectively acquire principally supermarket-anchored neighborhood shopping centers throughout the Mid-Atlantic states, as well as in other metropolitan markets which the Company determines to be both attractive and conveniently accessible.

           Contact: Stuart D. Halpert, Chairman - 301/907-7800
                    William J. Wolfe, President and CEO - 301/907-7800
                    James G. Blumenthal, Chief Financial Officer - 301/907-7800


                                  TABLE FOLLOWS

                              FINANCIAL HIGHLIGHTS
                     (in thousands, except per share data)

                                                             Three Months Ended
                                                                   June 30,
                                                             ___________________
Operating Results                                            1998          1997
                                                           ------        -------
Funds from operations:
Net income before distributions and minority interest      $3,940         1,617

Add: Depreciation of real estate assets                     3,493         2,552
Add: Amortization of leasing costs                            163           104
Add: Compensation paid in company stock                        -            579
Add: Loss on early extinguishment of debt                       0             0
Less:Gain on sale of property                                   0             0
Add: Conversion of exchangeable debentures                    515           515
                                                           ------        -------
Funds From Operations (1)                                  $8,111        $5,367
                                                           ======        =======
Weighted average shares outstanding   (1)                  14,774        10,762
Dilutive effect of stock options                               83            69
                                                           ------        -------
Weighted average shares outstanding - Diluted (1)          14,857        10,831
                                                           ======        =======
FFO per share - Diluted                                     $0.55         $0.50
                                                           ======        =======

Revenues:
         Minimum rents                                    $14,054       $10,275
         Tenant reimbursements                              3,399         2,108
         Percentage rents                                     359           245
         Other income                                         300           260
                                                           ------        -------
                  Total revenues                           18,112        12,888
                                                           ------        -------

Expenses:
         Property operating and maintenance                 4,441         2,913
         General and administrative                         1,015         1,282
         Interest                                           5,120         4,556
         Depreciation and amortization                      3,656         2,656
                                                           ------        -------
                  Total expenses                           14,232        11,407
                                                           ------        -------
Income before income from Management Company                3,880         1,481
Gain on sale of property                                        0             0
Income from Management Company                                 60           136
                                                           ------        -------
Net income before extraordinary item                       $3,940        $1,617
Extraordinary item-loss on early extinguishment of debt         0             0
                                                           ------        -------
Net income before distributions and minority interest  (2) $3,940        $1,617
                                                           ======        =======
Weighted average shares outstanding   (2)                  13,492         9,480
Dilutive effect of stock options                               83            69
                                                           ------        -------
Weighted average shares outstanding - Diluted (2)          13,575         9,549
                                                           ======        =======
Net income per share- Diluted  (2)                          $0.29         $0.17
                                                           ======        =======


(1) Assumes that all outstanding operating partnership units , all outstanding preferred stock, and the exchangeable debentures have been converted to common stock equivalents.

(2) Assumes that all outstanding operating partnership units and preferred stock have been converted to common stock equivalents.

                      #                 #                  #

FINANCIAL HIGHLIGHTS
                     (in thousands, except per share data)

                                                              Six Months Ended
                                                                  June 30,
                                                             ___________________
Operating Results                                            1998          1997
                                                           ------        -------
Funds from operations:
Net income before distributions and minority interest     $ 9,089       $ 3,305

Add: Depreciation of real estate assets                     6,625         4,908
Add: Amortization of leasing costs                            296           209
Add: Compensation paid in company stock                        -          1,119
Add: Loss on early extinguishment of debt                     358           134
Less:Gain on sale of property                              (1,683)          (45)
Add: Conversion of exchangeable debentures                  1,030         1,030
                                                           ------        -------
Funds From Operations (1)                                 $15,715       $10,660
                                                           ======        =======
Weighted average shares outstanding   (1)                  14,609        10,721
Dilutive effect of stock options                               91            60
                                                           ------        -------
Weighted average shares outstanding - Diluted (1)          14,700        10,781
                                                           ======        =======
FFO per share - Diluted                                     $1.08         $0.99
                                                           ======        =======

Revenues:
         Minimum rents                                    $26,982       $19,907
         Tenant reimbursements                              6,487         4,231
         Percentage rents                                     755           573
         Other income                                         528           536
                                                           ------        -------
                  Total revenues                           34,752        25,247
                                                           ------        -------

Expenses:
         Property operating and maintenance                 8,584         5,967
         General and administrative                         1,852         2,140
         Interest                                           9,971         8,928
         Depreciation and amortization                      6,921         5,117
                                                           ------        -------
                  Total expenses                           27,328        22,152
                                                           ------        -------
Income before income from Management Company                7,424         3,095
Gain on sale of property                                    1,683            45
Income from Management Company                                340           299
                                                           ------        -------
Net income before extraordinary item                        9,447         3,439
Extraordinary item-loss on early extinguishment of debt      (358)         (134)
                                                           ------        -------
Net income before distributions and minority interest  (2) $9,089        $3,305
                                                           ======        =======
Weighted average shares outstanding   (2)                  13,327         9,439
Dilutive effect of stock options                               91            60
                                                           ------        -------
Weighted average shares outstanding - Diluted (2)          13,418         9,499
                                                           ======        =======
Net income per share- Diluted  (2)                          $0.68         $0.35
                                                           ======        =======


(1) Assumes that all outstanding operating partnership units , all outstanding preferred stock, and the exchangeable debentures have been converted to common stock equivalents.

(2) Assumes that all outstanding operating partnership units and preferred stock have been converted to common stock equivalents.

                      #                 #                  #

                      FIRST WASHINGTON REALTY TRUST, INC.
                           CONSOLIDATED BALANCE SHEETS
                    (dollars in thousands, except share data)



                                                     June 30,     DECEMBER 31,
                                                       1998            1997

                         ASSETS

Real Estate
         Land                                         $99,719          $89,042
         Building and improvements                    407,635          367,756
                                                      _______          _______
                                                      507,354          456,798
         Accumulated depreciation                     (44,626)         (40,839)
                                                      _______          _______
         Rental properties, net                       462,728          415,959

Cash and equivalents                                    5,187            3,142
Tenant receivables, net                                 7,576            7,274
Deferred financing costs, net                           2,519            2,734
Other assets                                           10,081           10,032
                                                     ________         ________
                  Total assets                       $488,091         $439,141
                                                     ========         ========

                         LIABILITIES AND STOCKHOLDERS' EQUITY

Liabilities:
         Mortgage notes  payable                     $243,426         $212,030
         Exchangeable Debentures                       25,000           25,000
         Accounts payable and accrued expenses          9,014           10,914
                                                      _______          _______
                  Total liabilities                   277,440          247,944

Minority interest                                      50,478           38,255

Stockholder's Equity:
         Convertible preferred stock $.01 par value,
          3,800,000 shares designated; 2,314,189
          shares issued and outstanding                    23               23
         Common stock $.01 par value, 90,000,000
          shares authorized; 7,405,179 and 7,291,732
          shares issued and outstanding                    73               72
         Additional paid-in capital                   189,473          179,356
         Accumulated distributions in excess of
          earnings                                    (29,396)         (26,509)
                                                      _______          _______
                  Total stockholders' equity          160,173          152,942
                                                      _______          _______
                  Total liabilities and
                   stockholders' equity              $488,091         $439,141
                                                     ========         ========


                       FIRST WASHINGTON REALTY TRUST, INC.
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                   (dollars in thousands, except share data)


                                     For three months ended         Year Ended
                                            June 30,          %    December 31,
                                     1998              1997  Change    1997
                                     ______________________ _______ ____________
Revenues:
         Minimum rents               $14,054        $10,275    36.8%   $43,857
         Tenant reimbursements         3,399          2,108    61.2%     9,506
         Percentage rents                359            245    46.5%     1,060
         Other income                    300            260   (15.3%)    1,211
                                     _______         ______   _______  ________
                  Total revenues      18,112        $12,888    40.5%    55,634
                                     _______         ______   _______  ________

Expenses:
         Property operating
          and maintenance              4,441          2,913    52.5%    13,522
         General and administrative    1,015          1,282   (20.8%)    3,363
         Interest                      5,120          4,556    12.4%    18,416
         Depreciation and amortization 3,656          2,656    37.7%    11,172
                                     _______         ______   _______  ________
                  Total expenses      14,232         11,407    24.8%    46,473
                                     _______         ______   _______  ________

Income before gain on sale of
         properties,income from
         Management Company,
         extraordinary item,
         minority interest and
         distributions to
         Preferred Stockholders        3,880          1,481   162.0%     9,161

Gain on sale of properties                 0              0     0.0%       549

Income from Management Company            60            136   (55.9%)      433
                                     _______         ______   _______  ________

Income before extraordinary item,
         minority interest
         and distributions to
         Preferred Stockholders        3,940          1,617   143.7%    10,143

Extraordinary item - Loss on early
         extinguishment of debt            0              0     0.0%      (954)
                                     _______         ______   _______  ________

Income before minority interest and
         distributions to
         Preferrred Stockholders       3,940          1,617   143.7%     9,189

Income allocated to minority interest   (887)          (242)  266.5%    (1,579)
                                     _______         ______   _______  ________

Income before distributions to
         preferred stockholders        3,053          1,375   122.0%     7,610

Distributions to preferred
         stockholders                 (1,410)        (1,410)    0.0%    (5,641)
                                     _______         ______   _______  ________

Income allocated to common
         stockholders                 $1,643           ($35)    NM       1,969
                                     =======         ======   =======  ========

Net Income  per Common
         Share - Basic                 $0.22         ($0.01)    NM       $0.35
                                     =======         ======   =======  ========

Net Income per Common
         Share - Diluted               $0.22         ($0.01)    NM       $0.34
                                     =======         ======   =======  ========

Shares of Common Stock, in
         thousands - Basic             7,405          4,989    48.4%     5,663
                                     =======         ======   =======  ========

Shares of Common Stock, in
         thousands - Diluted           7,488          5,058    48.0%     5,730
                                     =======         ======   =======  ========

Distributions per share              $0.4875        $0.4875     0.0%   $1.9500
                                     =======         ======   =======  ========


                         FIRST WASHINGTON REALTY TRUST
                    QUARTERLY HISTORY OF NET INCOME AND FFO

                                                     1998
                               YTD
                             Actual  1st QTR  2nd QTR  3rd QTR  4th QTR  Total

Revenues:
________

  Minimum rents             $26,982  $12,928  $14,054  $     0  $    0  $26,982
  Tenant reimbursements       6,487    3,088    3,399        0       0    6,487
  Percentage rents              755      396      359        0       0      755
  Other rents                   528      228      300        0       0      528
                            _______  _______  _______  _______  ______  ________
    Total revenues           34,752   16,640   18,112        0       0   34,752
                            _______  _______  _______  _______  ______  ________
Expenses:
________

  Property operating and
     maintenance              8,584    4,143    4,441        0       0    8,584
  General and administrative  1,852      837    1,015        0       0    1,852
  Interest                    9,971    4,851    5,120        0       0    9,971
  Depreciation of real
     estate assets            6,625    3,132    3,493        0       0    6,625
  Amortization of leasing
     costs                      296      133      163        0       0      296
                            _______  _______  _______  _______  ______  ________
    Total expenses           27,328   13,095   14,233        0       0   27,328
                            _______  _______  _______  _______  ______  ________

Income before income from
     Management Company       7,424    3,545    3,879        0       0    7,424
Gain on sale of property      1,683    1,683        0        0       0    1,683
Income from Management
     Company                    340      280       60        0       0      340
                            _______  _______  _______  _______  ______  ________

Net income before
     extraordinary item       9,447    5,508    3,939        0       0    9,447

Extraordinary item-loss
     on early extinguishment
     of debt                   (358)    (358)       0        0       0     (358)
                            _______  _______  _______  _______  ______  ________

Net income before
     distributions and
     minority interest (2)  $ 9,089   $5,150   $3,939  $     0 $     0  $ 9,089
                            =======  ======== =======  ======= ======= =========

Weighted Average Shares
     O/S - Basic            13,327    13,097   13,492        0       0   13,327

Stock Options                   91       101       83        0       0       91
                            _______  _______  _______  _______  ______  ________

Weighted Average Shares
     O/S - Dilutive         13,418    13,198   13,574        0       0   13,419
                           =======  ======== ========  =======  ======  ========

Net income per
     share - Basic         $  0.68   $  0.39  $  0.29  $  0.00  $ 0.00   $ 0.68
                           =======  ======== ========  =======  ======  ========

Net income per
     share - Diluted       $  0.68   $  0.39  $  0.29  $  0.00  $ 0.00   $ 0.68
                           =======  ======== ========  =======  ======  ========

FUNDS FROM OPERATIONS
RECONCILIATION:
_____________________

Net income (loss) before
     distribution and
     minority interest     $ 9,089   $ 5,150  $3,939   $     0  $    0  $ 9,089
Add:  Depreciation and
     amortization            6,921     3,265   3,656         0       0    6,921
Add:  Compensation paid
     in company stock            0         0       0         0       0        0
Add:  Loss on early
     extinguishment of debt    358       358       0         0       0      358

Less: Gain on sale of
     property               (1,683)   (1,683)      0         0       0   (1,683)
                            _______  _______  _______  _______  ______  ________

Funds from operations -
     Basic                 $14,685   $ 7,090  $7,596   $     0  $    0  $14,685
                           =======   =======  ======  ========  ======  ========

Conversion of Debentures     1,030       515     515         0       0    1,030

Funds from operations -
     Diluted               $15,715   $ 7,605  $8,111   $     0  $    0  $15,715
                           =======   =======  ======  ========  ======  ========

Weighted Average Shares
     O/S - Basic            13,097    13,097  13,942         0       0   13,097
Conversion of Debentures     1,282     1,282   1,282     1,282   1,282    1,282
Stock Options                   83       101      83         0       0      101
                            _______  _______  _______  _______  ______  ________

Weighted Average Shares
     O/S - Diluted          14,462    14,480  14,857     1,282   1,282   14,480
                            =======  =======  =======  =======  ======  ========

FFO/SHARE - BASIC           $ 1.12    $ 0.54  $ 0.56    $ 0.00  $ 0.00  $  1.12
                            =======  =======  =======  =======  ======  ========

FFO/SHARE - DILUTED         $ 1.09    $ 0.53  $ 0.55    $ 0.00  $ 0.00  $  1.12
                            =======  =======  =======  =======  ======  ========

RATIOS:
______

TR's as a % of O&M            75.6%    74.5%    76.5%
Property O&M as a % of
     Revenues                 24.7%    24.9%    24.5%
G&A as a % of revenues         5.3%     5.0%     5.6%
Total Expenses as a% of
     Revenues                 30.0%    29.9%    30.1%
EBITDA/Revenues
(excluding Management
 Company income)              70.0%    70.1%    69.9%
EBITDA/Interest expense        2.5      2.5      2.5
FFO/Revenues
(excluding Management
 Company income)              44.2%    44.0%    44.4%


                                                     1997
                               YTD
                             Actual  1st QTR  2nd QTR  3rd QTR  4th QTR  Total

Revenues:
________

  Minimum rents             $43,857  $ 9,632  $10,275  $10,984 $12,966  $43,857
  Tenant reimbursements       9,506    2,123    2,108    2,499   2,776    9,506
  Percentage rents            1,060      328      245      263     224    1,060
  Other rents                 1,211      276      260      325     350    1,211
                            _______  _______  _______  _______  ______  ________
    Total revenues           55,634   12,359   12,888   14,071  16,316   55,634
                            _______  _______  _______  _______  ______  ________
Expenses:
________

  Property operating and
     maintenance             13,522    3,054    2,913    3,452   4,103   13,522
  General and administrative  3,363      858    1,282      611     612    3,363
  Interest                   18,416    4,372    4,556    4,747   4,741   18,416
  Depreciation of real
     estate assets           10,719    2,356    2,552    2,750   3,061   10,719
  Amortization of leasing
     costs                      453      105      104      119     125      453
                            _______  _______  _______  _______  ______  ________
    Total expenses           46,473   10,745   11,407   11,679  12,642   46,473
                            _______  _______  _______  _______  ______  ________

Income before income from
     Management Company       9,161    1,614    1,481    2,392   3,674    9,161
Gain on sale of property        549       45        0       45     459      549
Income from Management
     Company                    433      163      136       77      57      433
                            _______  _______  _______  _______  ______  ________

Net income before
     extraordinary item      10,143    1,822    1,617    2,514   4,190   10,143

Extraordinary item-loss
     on early extinguishment
     of debt                   (954)    (134)       0     (561)   (259)    (954)
                            _______  _______  _______  _______  ______  ________

Net income before
     distributions and
     minority interest (2)  $ 9,189   $1,688   $1,617  $ 1,953  $ 3,931 $ 9,189
                            =======  ======== =======  ======= ======= =========

Weighted Average Shares
     O/S - Basic            10,474     9,400    9,480   10,144  12,840   10,474

Stock Options                   67        51       69       75     101       67
                            _______  _______  _______  _______  ______  ________

Weighted Average Shares
     O/S - Dilutive         10,541     9,451    9,549   10,219  12,941   10,541
                           =======  ======== ========  =======  ======  ========

Net income per
     share - Basic         $  0.88   $  0.18  $  0.17  $  0.19  $ 0.31   $ 0.88
                           =======  ======== ========  =======  ======  ========

Net income per
     share - Diluted       $  0.87   $  0.18  $  0.17  $  0.19  $ 0.30   $ 0.87
                           =======  ======== ========  =======  ======  ========

FUNDS FROM OPERATIONS
RECONCILIATION:
_____________________

Net income (loss) before
     distribution and
     minority interest     $ 9,189   $ 1,688  $1,617   $ 1,953  $3,931  $ 9,189
Add:  Depreciation and
     amortization           11,172     2,461   2,656     2,869   3,186   11,172
Add:  Compensation paid
     in company stock        1,119       540     579         0       0    1,119
Add:  Loss on early
     extinguishment of debt    954       134       0       561     259      954

Less: Gain on sale of
     property                 (549)      (45)      0         0    (504)    (549)
                            _______  _______  _______  _______  ______  ________

Funds from operations -
     Basic                 $21,885   $ 4,778  $4,852   $ 5,383  $6,872  $21,885
                           =======   =======  ======  ========  ======  ========

Conversion of Debentures     2,062       515     515       516     516    2,062

Funds from operations -
     Diluted               $23,947   $ 5,293  $5,367   $ 5,899  $7,388  $23,947
                           =======   =======  ======  ========  ======  ========

Weighted Average Shares
     O/S - Basic            10,474     9,400   9,480    10,144  12,841   10,474
Conversion of Debentures     1,282     1,282   1,282     1,282   1,282    1,282
Stock Options                   67        51      69        75     101       67
                            _______  _______  _______  _______  ______  ________

Weighted Average Shares
     O/S - Diluted          11,823    10,733  10,831    11,501  14,224   11,823
                            =======  =======  =======  =======  ======  ========

FFO/SHARE - BASIC           $ 2.09    $ 0.51  $ 0.51    $ 0.53  $ 0.54  $  2.09
                            =======  =======  =======  =======  ======  ========

FFO/SHARE - DILUTED         $ 2.03    $ 0.49  $ 0.50    $ 0.51  $ 0.52  $  2.03
                            =======  =======  =======  =======  ======  ========

RATIOS:
______

TR's as a % of O&M            70.3%    69.5%    72.4%     72.4%   67.7%    70.3%
Property O&M as a % of
     Revenues                 24.3%    24.7%    22.6%     24.5%   25.1%    24.3%
G&A as a % of revenues         6.0%     6.9%     9.9%      4.3%    3.8%     6.0%
Total Expenses as a% of
     Revenues                 30.4%    31.7%    32.5%     28.9%   28.9%    30.4%
EBITDA/Revenues
(excluding Management
 Company income)              69.6%    68.3%    67.5%     71.1%   71.1%    69.6%
EBITDA/Interest expense        2.1      2.0      1.9       2.1     2.5      2.1
FFO/Revenues
(excluding Management
 Company income)              42.3%    41.5%    40.6%     41.4%   44.9%    42.3%

                       FIRST WASHINGTON REALTY TRUST, INC.
                                 KEY STATISTICS


                                      AS OF       AS OF                AS OF
                                      JUNE 30,    JUNE 30,          DECEMBER 31,
                                      1998        1997                  1997
                                      _________   _________         ____________

PORTFOLIO INFORMATION:
______________________

Total square feet of retail
     properties                       5,568,514   4,059,347          4,992,770

No. of properties owned                      52          41                 49

Occupancy at end of period                 96.1%       95.1%              96.2%

Average population within three miles
     of properties                      106,000

FINANCIAL STATISTICS:

Interest coverage ration (EBITDA/
     Interest Expense)                      2.5         2.0                2.1

Total debt to total market
     capitalization ratio                  41.0%       42.0%              35.2%

Weighted average interest rate              7.9%        7.7%               7.9%

% of Fixed rate debt                       85.3%       81.0%              91.9%

% of Variable rate debt                    14.7%       19.0%               8.1%

Weighted average term to maturity
     of debt                                3.9 yrs

Weighted average term to maturity
     of debt-incl. int. rate
     protection                             6.0 yrs

Return on real estate investments
     (EBITDA/average undepreciated
     book value)                           10.2%        9.8%              10.2%

General & administrative expenses/
     total revenues                         5.3%        8.5%               6.0%

Recoveries as a percentage of
     operating and maintenance expenses    75.6%       70.9%              70.3%

FFO payout ratio                           88.6%       97.5%              96.3%

OTHER INFORMATION:
__________________

Management ownership-common shares only     5.8%
Management ownership-fully diluted          3.2%
Management ownership-fully diluted          5.7%
     (including options)

Stock price at end of period:
     03/31/98                            $23.25
     12/31/97                            $27.50
     12/31/96                            $23.50
     12/31/95                            $18.13
     12/31/94                            $15.00

Classification of dividend payments-1997
     Ordinary income                       52.5%
     Capital Gains (20%)                    2.6%
     Return of Capital                     44.9%
                                          ------
                                          100.0%
                                          ------

                      FIRST WASHINGTON REALTY TRUST, INC.
                 FUNDS FROM OPERATIONS AND CAPITAL EXPENDITURES
                    (dollars in thousands, except share data)


                                      QUARTER     QUARTER              YEAR
                                      ENDED       ENDED                ENDED
                                      JUNE 30,    JUNE 30,     %    DECEMBER 31,
                                      1998        1997       CHANGE    1997
                                      _________   _________  ______ ____________
 FFO RECONCILIATION:

 Net income (1)                          $3,940      $1,617  143.7%      $9,189
 Depreciation of real estate assets       3,493       2,552   36.9%      10,719
 Amortization of leasing costs              163         104   56.7%         453
 Gain on sale of properties                   0           0    0.0%        (549)
 Loss on early extinguishment of debt         0           0    0.0%         954
 Compensation paid in company stock           0         579 (100.0%)      1,119
 Interest on Exchangeable Debentures        515         515    0.0%       2,064
                                      _________   _________  ______ ____________

 Funds from Operations-diluted           $8,111      $5,367   51.1%     $23,949
                                      =========   =========  ====== ============

 Common stock equivalents  (2)           14,774      10,762              11,756
 Dilutive effect of stock options            83          69                  67
                                      _________   _________  ______ ____________

 Total shares outstanding-diluted        14,857      10,831              11,823
                                      =========   ========= ======= ============

 FFO per share                            $0.55       $0.50   10.0%       $2.03
                                      =========   ========= ======= ============

 Dividends paid per share               $0.4875     $0.4875               $1.95
                                      =========   ========= ======= ============

 FFO payout ratio                          88.6%       97.5%               96.3%
                                      =========   ========= ======= ============

 OTHER INFORMATION:

 Straight-line rental income               $259        $326              $1,337
 Recurring non-revenue generating
  capital expenditures                      $ 68         n/a                $798

 SUMMARY OF CAPITAL EXPENDITURES:

 Building expansions                       $538         n/a              $3,273
 Property renovations                       497         n/a               1,185
 Tenant improvements-Anchors                 63         n/a               1,387
 Tenant improvements-Non anchors            843         n/a                 880
 Recurring non-revenue generating cap-ex    316         n/a                 798
                                       ________                          _______
 Subtotal                                 2,257                           7,523

 Leasing commissions-Anchors                142         n/a               1,019
 Leasing commissions-Non Anchors            447         n/a                 725
                                       ________                          _______
 Subtotal                                   589                           1,744

 Total capital expenditures              $2,847                          $9,267
                                       ========                          =======


(1) Assumes conversion of all partnership units and preferred stock to common stock equivalents.

(2) Assumes conversion of all partnership units, preferred stock and debentures to common stock equivalents.

                       FIRST WASHINGTON REALTY TRUST, INC.
                           SUMMARY OF OUTSTANDING DEBT


                                INTEREST     MATURITY          BALANCE (2)
PROPERTY           LENDER        RATE (1)     DATE         06/30/98     12/31/97
-----------------  ------------ ---------    ----------   --------     --------

FIXED RATE LOANS:

Allen St. &
 Stefko Boulevard   Nomura         8.40%      01/31/06      $5,866       $5,913

Bowie Plaza         Aid Assoc. for
                    Lutherans      6.64%      01/01/05       5,213            0

Broadmoor Apts(3)   Firstrust Bank                               0        3,826

Chesapeake Bagel
     Building       Citizens Bank  6.59%      07/01/01         735         735

City Avenue         Equitable Life
                    Insurance Co   8.13%      10/18/05       9,832       9,909

Cloppers Mill       Jackson National
                    Life           7.37%      03/21/06      14,012      14,132

Elkridge Corners    Provident
                    Mutual         6.82%      11/01/10       6,644           0

Festival at
 Woodholme          Aetna          9.83%      04/30/00      11,435      11,489

Firstfield          AAF Mutual Aid
                    Association    7.53%      12/01/05       2,459       2,472

Georgetown Shops(3) First National
                    Bank                                         0         411

Kings Park          Aid Assoc. for
                    Lutherans      7.93%      11/01/14       4,704       4,783

Penn Station &
 Fox Mill           Exchangeable
                    Debentures     8.25%      06/27/99      25,000      25,000

McHenry Commons     State Farm
                    Insurance      7.07%      03/01/99       6,500       6,643

Mallard Creek       Nationwide
                    Insurance      7.07%      02/10/99      11,633      11,823

Mitchellville       Nationwide
                    Insurance      7.21%      06/24/05      15,399      15,764

Northway Shopping
 Center             Crown Life
                    Inc. Co        7.94%      01/01/07       6,228       6,282

Northway Shopping
 Center             Crown Life
                    Inc. Co        8.80%      08/01/99       1,793       1,827

Parkville Shopping  Northern Life
 Center             Insurance      7.01%      03/01/08       3,488           0

Pheasant Hill       Nationwide
                    Insurance      7.19%      07/15/00       7,982       8,128

Potomac Plaza       Citizens Bank  7.03%      07/01/99       3,656       3,656

Riverside/Edge      Nationwide
                    Insurance      7.05%      07/10/99       2,445       1,588

Shoppes Of Kildaire Nationwide
                    Insurance      7.89%      05/31/06       7,676       7,774

Southside           Morgan Stanley 8.77%      08/01/05       7,964       7,999

Stonebrook          Nationwide
                    Insurance      7.22%      07/15/00       6,115       6,226

The Oaks            LaSalle Bank   7.39%      05/01/03       9,929      10,144

Valley Centre       Tal Hong &
                    Ki Kwang       7.75%      06/30/07         600         700

Various/UDRT        Lutheran
                    Brotherhood    8.76%      10/31/05      13,127      13,283

Various Properties  Nomura         8.92%      07/01/99      38,500      38,500
                                ---------    ---------   ---------    --------

          SUBTOTAL                 8.02%                   228,935     219,924
                                ---------                ---------   ---------
   % OF TOTAL DEBT:                                           85.3%       92.8%

VARIABLE RATE LOANS:

Ashburn Farms       First
                    National
                    Bank of
                    Md. L+1.5%     7.43%      01/01/01       6,684       6,730

Mayfair Shopping
 Center             Industrial
                    Revenue
                    Bonds  (4)     6.33%      06/24/10       6,870       7,075

Various properties
(line of credit)    Union Bank
                    of
                    Switzerland
                    L+1.0%         7.33%      02/01/01      25,937       3,300
                                ---------                ---------   ---------

SUBTOTAL                           7.17%                    39,491      17,105
                                ---------                ---------   ---------
                                                              14.7%        7.2%

TOTAL                              7.89%                  $268,426    $237,029
                                =========                =========   =========

(1) The effective interest rate includes the amortization of deferred financing costs and premiums over the terms of the respective loans.

(2)  Includes premiums on the assumption of mortgage debt.

(3)  Properties sold in first quarter 1998.

(4)  Includes a letter of credit enhancer fee of 2.0%.

SCHEDULE OF MATURITIES:    Principal     Amort of     Balloon
                           Curtailment   Premiums     Amount    Total      %
                           ------------  ---------   --------   -----    -------
         1998              $  1,510      $    871    $     0   $ 2,381    0.9%
         1999                 3,317         1,202     88,932    93,451   34.8%
         2000                 3,269           848     24,381    28,498   10.6%
         2001                 3,461           658     33,123    37,242   13.9%
         2002                 3,767           640          0     4,407    1.6%
         2003                 3,638           563      7,615    11,816    4.4%
         2004                 3,792           478        161     4,431    1.7%
         2005                 2,436           237     38,156    40,829   15.2%
         2006 +               8,567           624     36,180    45,371   16.9%
                           --------     --------- ---------- ---------  --------
         Totals             $33,757        $6,121   $228,548  $268,426  100.0%
                           ========     ========= ========== =========  ========

                       FIRST WASHINGTON REALTY TRUST, INC.
                             OTHER DEBT INFORMATION

         SUMMARY OF LINES OF CREDIT:
                                            UNION BANK   FIRST
                                             OF SWITZ    UNION        TOTAL
                                            ----------   -----       --------

         TOTAL COMMITMENT                  $45,000,000  $5,775,000  $50,775,000
         EXPIRATION DATE                      02/01/01    06/30/98
         COLLATERAL- # OF PROPERTIES                 6           1            7
         CURRENT AMOUNT OUSTANDING             $25,937 (1)       0      $25,937
         INTEREST RATE                         L + 1.0%    L + 2.0%

         (1) Subsequently paid off with the
             proceeds of the July 1, 1998 offering.

         SUMMARY OF INTEREST RATE PROTECTION AGREEMENTS:

         TYPE OF         NOTIONAL       PERIOD OF       DATE OF
         HEDGE           AMOUNT         CONTRACT        AGREE           STRIKE
         ----------      ----------     -----------     --------       --------
         CAP            $38,500,000  07/01/94-07/01/99  06/22/94         5.700%
         CAP             $6,200,000  01/01/96-01/01/01  12/29/95         9.000%
         SWAP           $38,500,000  07/01/96-07/01/99  12/19/95         5.090%
         FWD SWAP       $38,500,000  07/01/99-12/01/03  12/19/95         6.375%
         FWD SWAP       $20,000,000  03/01/99-03/01/04  08/01/97         6.438%
         FWD SWAP       $15,000,000  06/01/99-06/01/04  11/07/97         6.180%
         FWD SWAP       $24,000,000  05/01/00-05/02/05  01/12/98         5.855%

                       FIRST WASHINGTON REALTY TRUST, INC.
                              CAPITALIZATION TABLE

                              Jun 30,    Dec 31,    Dec 31,   Dec 31,    Dec 31,
                               1998       1997       1996      1995       1994
PREFERRED STOCK
Original issue             1,920,000   1,920,000  1,920,000 1,920,000  1,920,000
Issued for property
 purchases                   394,189     394,189    394,189   394,189          0
                           ---------   ---------   --------  --------  ---------
Total outstanding shares   2,314,189   2,314,189  2,314,189 2,314,189  1,920,000
                           =========   =========  ========= =========  =========
Common Equivalents at
 1.282051 conversion rate  2,966,908   2,966,908  2,966,908 2,966,908  2,461,538
                           =========   =========  ========= =========  =========

PREFERRED UNITS
Original issue for
 property purchases          352,000     352,000    352,000   352,000    352,000
Subsequently Issued for
 property purchases           77,147      77,147     67,609         0          0
                            --------    --------    -------   -------    -------
  Total outstanding units    429,147     429,147    419,609   352,000    352,000
                            ========    ========    =======  ========    =======
Common Equivalents at
 1.282051 conversion rate    550,188     550,188    537,960   451,282    451,282
                            ========    ========    =======   =======    =======
COMMON STOCK
Original issue             1,574,359   1,574,359  1,574,359 1,574,359  1,574,359
Subsequent public
 offerings                 5,253,393   5,253,393  3,183,393 1,528,393          0
Private offerings             85,562      85,562          0         0          0
Exercise of stock options      4,849       2,956          0         0          0
Restricted stock grants      110,762      99,664     84,280         0          0
Unrestricted stock grants    210,000     200,000     66,666    66,666          0
Exchange of partnership
 units                       166,254      75,798     37,547    20,131          0
                          ----------  ----------  --------- ---------  ---------
Total outstanding shares   7,405,179   7,291,732  4,946,245 3,189,549  1,574,359
                          ==========  ==========  ========= =========  =========
COMMON UNITS
Original issue               347,056     347,056    347,056   347,056    347,056
Subsequent property
 purchases                 2,696,026   1,849,831    472,851    95,877          0
Exchange of partnership
 units                      (166,254)    (75,798)   (37,547)  (20,131)         0
                          ----------   ---------   --------  --------   --------
Total outstanding units    2,876,828   2,121,089    782,360   422,802    347,056
                            ========    ========   ========  ========   ========
Total common share
 equivalents-basic        13,799,103  12,929,918  9,233,473 7,030,541  4,834,235
Conversion of
 Exchangeable Debentures   1,282,051   1,282,051  1,282,051 1,282,051  1,282,051
                          ----------  ----------  --------- ---------  ---------
Total common share
 equivalents-diluted      15,081,154  14,211,969 10,515,524 8,312,592  6,116,286
                          ==========  ========== ========== =========  =========
Market capitalization
 (in 000's):
Equity capitalization
 based on closing stock
 price                      $350,637    $390,829   $247,115  $150,666    $91,744
Outstanding debt
(with Debentures as
 equity)                     243,426     212,030    167,047   116,182     89,858
                          ----------   ---------   --------  --------    -------
Total market
 capitalization             $594,062    $602,859   $414,162  $266,848   $181,602
                          ==========   ==========  ========  ========   ========
Debt to total market
 capitalization                41.0%       35.2%      40.3%     43.5%      49.5%
                          ==========   ==========  ========  ========   ========
Closing stock  price          $23.25      $27.50     $23.50    $18.13     $15.00
                          ==========   ==========  ========  ========   ========

     (1) As of July 28, 1998, the debt to total market capitalization ratio is approximately 36.0%.
          This reflects the July 1, 1998 offering proceeds which were used to pay off the Line of Credit.

                       FIRST WASHINGTON REALTY TRUST, INC.
                                1998 ACQUISITIONS

                                                      All-in    Projected
Date     Property                         Land Year   Costs     NOI
Acquired Name      Location       S.F.    Area Built (in 000's) Yield  Occupancy
         --------  -------------  -----   ----------  --------  ------ ---------
01/98    Bowie
         Plaza     Bowie, MD      104,836 10.8 1966  $12,135    10.3%   98.3%

03/98    Watkins
         Park
         Plaza     Mitchellville,
                   MD             112,143 12.8 1985   14,295    10.2%   98.7%

04/98    Parkville
         Shopping
         Center    Baltimore, MD  140,925 12.7 1961    8,355    10.8%  100.0%

06/98    Elkridge
         Corners   Baltimore, MD   73,529  8.4 1990    8,861     9.7%   97.8%

06/98    Village
         Center    Richmond, VA   110,885 11.7 1948   13,305    10.0%   99.4%
                                  -------            -------    -----
                  Totals          542,318            $56,952    10.2%
                                  =======            =======    =====

         Property
         Name                           Anchor Tenant (lease expiration)
         -------------                  --------------------------------

         Bowie Plaza                    Giant (2002), CVS (1998)

         Watkins Park Plaza             Safeway (2007), CVS (2001)

         Parkville Shopping Center      A & P Superfresh (2003),Rite Aid (2001)

         Elkridge Corners               Superfresh (2015), Rite Aid (2005)

         Village Center                 Ukrop's Super Market (2019), CVS (2003)



Note:The Company sold its two multi-family properties in March 1998 for $8,050,000 and one of the Georgetown properties for $750,000 . Net proceeds of $4,200,000 were used to acquire Watkins Park Plaza in a Section 1031 tax free exchange.

                        FIRST WASHINGTON REALTY TRUST INC
                             PROPERTY SUMMARY TABLE


                                     Land                    Percent   Percent
                                     Area    Year  Year      Leased    Leased
Property      Location     GLA      (Acres)  Built Acquired  06/30/98  12/31/97
-------------------------------------------------------------------------------
MARYLAND:-

Bowie Plaza   Bowie, MD    104,836   10.8    1966  1998      98.3%    100.0%

Bryans Road
 Shopping
 Center       Bryans Road,
               MD          118,676   11.8    1972  1990      89.2%     86.7%
Capital
 Corner
 Shopping
 Center       Landover, MD  42,625    4.1    1987  1987     100.0%     91.6%

Clinton
 Square
 Shopping
 Center       Clinton, MD   18,961    2.0    1979  1984      68.7%     68.7%

Cloppers
 Mills        Germantown,
               MD          137,035   14.2    1995  1996     100.0%     98.2%
Elkridge
 Corners      Baltimore,
               MD           73,529    8.4    1990  1998      97.8%     97.8%

Festival at
 Woodholme    Baltimore,
               MD           81,027    7.1    1986  1995     100.0%    100.0%
Firstfield
 Shopping
 Center       Gaithersburg,
               MD           22,327    2.4    1978  1995     100.0%    100.0%
Mitchellville
 Plaza        Mitchellville,
               MD          155,674   14.5    1991  1997      97.1%     98.6%
Northway
 Shopping
 Center       Millersville,
               MD           98,016    9.6    1987  1996      93.1%    100.0%
P.G. County
 Commercial
 Park         Beltsville,
               MD          146,422    9.7    1988  1985     100.0%     98.0%
Parkville
 Shopping
 Center (1)   Baltimore,MD 140,925   12.7    1961  1998     100.0%    100.0%

Penn Station
 Shopping
 Center (2)   District
               Heights,MD  334,970   22.5    1989  1987      97.6%     98.4%

Rosecroft
 Shopping
 Center       Temple Hills,
               MD          119,010    8.3    1963  1985      72.3%     87.4%

Southside
 Marketplace  Baltimore,
               MD          126,646    9.1    1990  1996      83.7%     88.2%

Takoma Park   Takoma Park,
               MD          108,168    9.8    1960  1996      90.5%     88.8%

Valley Centre Owings Mills,
               MD          251,928   33.0    1987  1994      99.0%     99.0%

Watkins Park
 Plaza        Mitchellville,
               MD          112,143   12.8    1985  1998      98.7%     98.7%
                         ---------
                         2,192,918
                         ---------
                              39.4%
                         ==========


Property                             Significant Tenants (lease expiration date)
------------------------             ------------------------------------------

Bowie Plaza                          Giant (2002), CVS (1998)
Bryans Road Shopping Center          Safeway (2014), CVS (1998)
Capital Corner Shopping Center
Clinton Square Shopping Center
Clopper's Mill                       Shoppers Food Warehouse (2015), CVS (2006
Elkridge Corners                     A&P Superfresh (2003), Rite Aid (2001)
Festival at Woodholme                Sutton Place (2006)
Firstfield Shopping Center
Mitchellville Shopping Center        Food Lion (2016)
Northway Shopping Center             Metro Foods (2007), Rite Aid (1998)
P.G. County Commercial Park
Parkville Shopping Center (1)        A&P Superfresh (2003), Rite Aid (2001)
Penn Station Shopping Center (2)     Safeway (n/a), Service Merchandise (2006)
Rosecroft Shopping Center            Food Lion (2015), Rite Aid (1998)
Southside Marketplace                Metro Foods (2016), Rite Aid (2001)
Takoma Park                          Shoppers Food Warehouse (2011)
Valley Centre                        Weis Markets (2002), TJ Maxx (2007),
                                     Sony Theatres (2005)
Watkins Park Plaza                   Safeway (2007), CVS (2001)


                                     Land                    Percent   Percent
                                     Area    Year  Year      Leased    Leased
Property      Location       GLA    (Acres)  Built Acquired  03/31/98  12/31/97
-------------------------------------------------------------------------------

VIRGINIA:-

Ashburn Farm
 Village
 Center       Ashburn,VA     88,917  10.2    1996   1997      100.0%    100.0%

Brafferton
 Center       Garrisonville,
               VA            94,731   9.4    1974   1994       97.9%     94.2%

Centre Ridge
 Marketplace  Centreville,
               VA           104,154  10.9    1996   1996      100.0%    100.0%

Chesapeake
 Bagel
 Building     Alexandria,
               VA            11,288   0.1    1800's 1983      100.0%    100.0%

Davis Ford
 Crossing     Manassas,VA   149,917  20.8    1988   1994       90.9%     95.2%

Four Mile
 Fork Shopping
 Center       Fredericksburg,
               VA           101,360  10.3    1975   1997       88.6%     84.6%

Fox Mill
 Shopping
 Center       Reston, VA    103,269  14.0    1977   1994       98.1%     96.1%

Glen Lea
 Shopping
 Center       Richmond,VA    77,603   9.2    1969   1995      100.0%    100.0%

Hanover
 Village
 Shopping
 Center       Mechanicsville,
               VA            96,146   9.5    1971   1995       98.3%     98.3%

Kings Park    Burke, VA      78,712   8.6    1966   1996       90.6%    100.0%

Laburnum Park Richmond, VA  113,992   9.3    1988   1995      100.0%    100.0%

Laburnum
 Square (3)   Richmond, VA  109,405  11.4    1975   1995       95.4%     95.4%

Potomac Plaza Woodbridge,VA  85,400   5.4    1963   1986       94.3%     88.3%

Village
 Center       Richmond, VA  110,885  11.7    1948   1998       99.4%     99.4%
                          ---------
                          1,325,779
                          ---------
                               23.8%
                          =========



Property                             Significant Tenants (lease expiration date)
------------------------             ------------------------------------------

Ashburn Farm Village Center          A&P Superfresh (2016)
Brafferton Center                    Giant Food (2009)
Centre Ridge Marketplace             A&P Superfresh (2016), Sears Paint &
                                      Hardware (2007
Chesapeake Bagel Building
Davis Ford Crossing                  Weis Markets (2010), CVS (2000)
Four Mile Fork Shopping Center       Safeway (2000), CVS (2001)
Fox Mill Shopping Center             Giant Food (2016)
Glen Lea Shopping Center             Winn Dixie (2005), Eckerd Drug (2000)
Hanover Village Shopping Center      Rack 'N Sack (2008), Rite Aid (1998)
Kings Park                           Giant (2013), CVS (1998)
Laburnum Park                        Ukrops Supermarket (n/a), Rite Aid (2007)
Laburnum Square (3)                  Hannaford Brothers Supermarket (2013),
                                      CVS (1999)
Potomac Plaza
Village Center                       Ukrop's Super Market (2019), CVS (2003)

                                     Land                    Percent   Percent
                                     Area    Year  Year      Leased    Leased
Property      Location       GLA    (Acres)  Built Acquired  03/31/98  12/31/97
-------------------------------------------------------------------------------

PENNSYLVANIA:-

Allen Street  Allentown,PA   46,503    4.1  1958       1996    95.5%      95.5%

City Avenue
 Shopping
 Center       Philadelphia,
               PA           161,454   12.2  1950-60's  1997    67.1%      95.0%

Colonial
 Square
 Shopping
 Center       York, PA       29,208    2.9  1955       1990    89.6%      89.0%

Kenhorst
 Plaza
 Shopping
 Center       Kenhorst,PA   161,424   19.2  1990       1995    96.9%      98.0%

Mayfair
 Shopping
 Center       Philadelphia,
               PA           115,027    5.7  1988       1994    99.0%     100.0%

Newtown
 Square
 Shopping
 Center       Newtown
               Square, PA   137,566   14.4  1960-70's  1996    99.3%      98.0%

Stefko
 Boulevard
 Shopping
 Center       Bethlehem,PA  135,864   10.3  1958-60-75 1996    88.5%      98.8%
                            -------
                            787,046
                            -------
                               14.6%
                            =======



Property                             Significant Tenants (lease expiration date)
------------------------             ------------------------------------------

Allen Street                         Lanecor (2003), Eckerd Drug (2004)
City Avenue Shopping Center          Acme Supermarkets (1999), Eckerd
                                      Drug (1999), T.J. Maxx (2001)
Colonial Square Shopping Center      Minnichs Pharmacy (1999)
Kenhorst Plaza Shopping Center       Redners (2009), Rite Aid (2000), Sears
                                      Paint & Hardware (2007)
Mayfair Shopping Center              Shop 'N Bag Supermarket (2013), Eckerd
                                      Drug (2006)
Newtown Square Shopping Center       Acme Supermarkets (1999),Eckerd Drug (1999)
Stefko Boulevard Shopping Center     Laneco (2003)



                                     Land                    Percent   Percent
                                     Area    Year  Year      Leased    Leased
Property      Location       GLA    (Acres)  Built Acquired  03/31/98  12/31/97
-------------------------------------------------------------------------------

ILLINOIS:-

McHenry
 Commons      McHenry, IL    100,526  11.5   1988     1997     98.0%     98.6%

Mallard Creek Round Lake
               Beach, IL     143,759  14.9   1987     1997     97.2%     98.9%

Pheasant Hill
 Plaza        Bolingbrook,IL 111,190  14.4   1983     1997     98.9%    100.0%

Riverside
 Square/
 River's Edge Chicago, IL    169,435  17.7   1986     1997     94.6%     90.0%

Stonebrook
 Plaza        Merrionette
               Park, IL       95,825   8.1   1984     1997    100.0%     95.3%

The Oaks      Des Plaines,IL 138,274  16.7   1983     1997     98.9%     92.2%
                             -------
                             759,009
                             -------
                                14.1%
                             =======

Property                             Significant Tenants (lease expiration date)
------------------------             ------------------------------------------

McHenry Commons                      Dominick's Finer Foods (2018)
Mallard Creek                        Dominick's Finer Foods (2008)
Pheasant Hill Plaza                  Dominick's Finer Foods (2005)
Riverside Square/River's Edge        Dominick's Finer Foods (2017)
Stonebrook Plaza                     Dominick's Finer Foods (2005)
The Oaks                             Dominick's Finer Foods (2017)



                                     Land                    Percent   Percent
                                     Area    Year  Year      Leased    Leased
Property      Location       GLA    (Acres)  Built Acquired  03/31/98  12/31/97
-------------------------------------------------------------------------------

DELAWARE:-

First State
 Plaza        New Castle,DE  164,569  21.0   1988    1994      94.9%    100.0%

Shoppes of
 Graylyn      Wilmington,DE   65,746   5.0   1971    1997      97.7%     97.7%
                            --------
                             230,315
                            --------
                                 4.3%
                            ========



Property                             Significant Tenants (lease expiration date)
------------------------             ------------------------------------------

First State Plaza                    Shop Rite Supermarket (2009), Cinemark
                                      USA (2011)
Shoppes of Graylyn                   Rite Aid (2016)



                                     Land                    Percent   Percent
                                     Area    Year  Year      Leased    Leased
Property      Location       GLA    (Acres)  Built Acquired  03/31/98  12/31/97
-------------------------------------------------------------------------------

NORTH CAROLINA:-

Shoppes of
 Kildaire     Cary, NC       148,204  14.0   1986    1986      98.9%    100.0%
                             -------
                             148,204
                             -------
                                 2.8%
                             =======


Property                             Significant Tenants (lease expiration date)
------------------------             ------------------------------------------

Shoppes of Kildaire                  Winn Dixie (2006)


                                     Land                    Percent   Percent
                                     Area    Year  Year      Leased    Leased
Property      Location       GLA    (Acres)  Built Acquired  03/31/98  12/31/97
-------------------------------------------------------------------------------

SOUTH CAROLINA:-

James Island
 Shopping
 Center       Charleston,SC  88,557   6.5    1967   1990     100.0%      98.9%
                             ------
                             88,557
                             ------
                                1.6%
                             ======



Property                             Significant Tenants (lease expiration date)
------------------------             ------------------------------------------

James Island Shopping Center          Piggly Wiggly (2010), Kerr Drug (2002)


                                     Land                    Percent   Percent
                                     Area    Year  Year      Leased    Leased
Property      Location       GLA    (Acres)  Built Acquired  03/31/98  12/31/97
-------------------------------------------------------------------------------

WASHINGTON D.C.:-

The Georgetown
 Shops  (4)   Washington,DC  16,852  0.3     Late
                                             1800's 1981-1989 100.0%   100.0%

Connecticut
 Avenue Shops Washington,DC   3,000  0.1     1954   1986      100.0%   100.0%

Spring Valley
 Shopping
 Center       Washington,DC  16,834  0.9     1930   1997      100.0%   100.0%
                             ------
                             36,686
                             ------
                                0.7%
                             ======



Property                             Significant Tenants (lease expiration date)
------------------------             ------------------------------------------

The Georgetown Shops (4)
Connecticut Avenue Shops
Spring Valley Shopping Center        CVS (1999)

Total/Average            5,568,514 543.3                       96.1%    96.2%
                             100.0%


(1) Includes Safeway (50,000 sq.ft) and Bowling alley (40,000 sq.ft) pad sites owned by others.
(2) Includes Ukrops Supermarket (49,000 sq.ft ) pad site not owned by the Company.
(3) Represents five (4) historic retail shops all clustered in close proximity in the central shopping district in Georgetown, Washington D.C.

                      FIRST WASHINGTON REALTY TRUST, INC.
                               TENANT INFORMATION



TOP 20 TENANTS BY BASE RENT

                                                                   % of
                                   Number      Annualized        Aggregate
                       GLA           Of         Minimum          Anualized
Tenant               (Sq Ft.)    Properties       Rent         Minimum Rents

 1 Dominick's
   Finer Foods        416,542        6         4,161,878           7.40%


 2 A&P Superfresh     170,489        4         1,549,330           2.76%


 3 Shoppers
   Food Warehouse     133,700        2         1,081,740           1.92%


 4 Richfood           127,865        3         1,069,327           1.90%


 5 Blockbuster Video   54,149        9           906,983           1.61%


 6 Rite Aid            87,754        8           816,658           1.45%


 7 CVS/Pharmacy       113,430       10           811,000           1.44%


 8 Fashion Bug         73,273        9           804,832           1.43%


 9 Safeway            118,056        3           801,285           1.43%


10 Weis Markets        94,960        2           786,200           1.40%


11 Food Lion           78,100        2           677,500           1.21%


12 Sears Paint
   & Hardware          65,816        3           669,596           1.19%


13 Giant Food         143,268        4           650,240           1.16%


14 First Union Bank    17,643        7           587,921           1.05%


15 Ukrops              41,503        2           545,564           0.97%


16 T.J. Maxx           54,686        2           500,211           0.89%


17 Acme Markets        86,226        2           500,000           0.89%


18 Winn Dixie          79,000        2           481,500           0.86%


19 Shop Rite
   Supermarket         57,333        1           458,552           0.82%


20 Eckerd Drug         45,752        5           431,191           0.77%
                    ---------                 ----------         -------

     TOTAL          2,059,545                 18,291,508          32.54%
                    =========                 ==========         =======

     TENANT MIX          S.F.                  BASE RENT
                     --------                   --------

     ANCHOR (1)         41.9%                      30.3%

     NON-ANCHOR         58.1%                      69.7%
                     --------                   --------
                       100.0%                     100.0%
                     ========                   ========



(1) Anchor tenants are defined as Supermarkets, Drug Stores and any tenant in excess of 35,000 Sq. Ft.

                       FIRST WASHINGTON REALTY TRUST, INC.
                                LEASE EXPIRATIONS
                              AS OF JUNE 30, 1998


                                                            Percent
                                                            of Total
        Number    Future     Percent of Total   Annualized Annualized
          Of      GLA In     GLA Represented      Minimum    Minimum
Year    Leases  Square Feet  By Expiring Leases     Rent      Rent
____   _______  ___________  __________________  _________ ___________
                (in 000's)                       (in 000's)


1998       116      259           5.1%           $2,775        4.8%     $10.71

1999       162      477           9.4%            5,376        9.3%      11.27


2000       174      474           9.4%            5,667        9.8%      11.96


2001       180      549          10.9%            6,873       11.9%      12.52


2002       135      384           7.6%            5,316        9.2%      13.84


2003       116      510          10.1%            5,700        9.9%      11.18


2004        25       87           1.7%            1,245        2.2%      14.31


2005        39      347           6.9%            4,069        7.1%      11.73


2006        43      265           5.2%            3,544        6.1%      13.37


2007        27      314           6.2%            3,266        5.7%      10.40


Thereafter  61    1,388          27.5%           13,813       24.0%       9.95
         -----    -----         ------          -------      ------     ------
Total    1,078    5,054         100.0%          $57,644      100.0%     $11.41
         =====    =====         ======          =======      ======     ======


                      FIRST WASHINGTON REALTY TRUST, INC.
                              INVESTOR INFORMATION

Contacts:         Stuart D.Halpert    301-907-7800 or 301-961-1866
                  Jim Blumenthal      301-907-7800 or 301-961-1862
                                      E-mail: jblumenthal@tidalwave.net

Company address:  4350 East-West Highway   Suite 400
                  Bethesda, Maryland  20814

Research Coverage:

BT Alex. Brown                           Kevin Comer         212-250-5941
Friedman, Billings, Ramsey & Co.         Charles Post        703-312-9616
Tucker Anthony                           Jeffrey Caira       617-725-2058
CIBC Oppenheimer                         Jeffrey Olson       212-667-8116
Raymond James & Associates               Mark Foushee        813-573-3800
Paine Webber                             Gary Boston         212-713-4765

Ticker Symbol:

Common shares                FRW
Preferred Shares             FRW pr

Quarterly Results:

The company plans to announce quarterly results according to the following schedule:

                           3Q 1998                   October 26, 1998
                           4Q 1998                   February 1, 1999

Transfer Agent:            American Stock Transfer & Trust Co.

Auditor:                   Pricewaterhouse Coopers

Counsel:                   Latham & Watkins